***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

CONFIDENTIAL

EXHIBIT 10.16

AMENDMENT TO DEVELOPMENT AND LICENSE AGREEMENT

This AMENDMENT TO DEVELOPMENT AND LICENSE AGREEMENT (this “Amendment”) dated this 21st day of November, 2008 (the “Effective Date”), is entered into between TPTX, Inc. (f/k/a Neurogenetics, Inc.), a Delaware corporation having its principal place of business at 11085 North Torrey Pines Road, Suite 300, CA 92037 and its Affiliates (collectively “TPTX”) and Eli Lilly and Company, an Indiana corporation having an office and principal place of business at Lilly Corporate Center, Indianapolis, Indiana 46285 and its Affiliates (“Lilly”). Capitalized terms used but not defined herein shall have the meaning assigned to them in the Agreement (as defined below).

RECITALS

WHEREAS, the parties entered into a Development and License Agreement effective as of April 21, 2003 (the “Agreement”);

WHEREAS, TorreyPines Therapeutics, Inc. (“TorreyPines”), the parent company of TPTX, and Lilly have entered into a Stock Purchase Agreement on even date herewith whereby TorreyPines will transfer to Lilly two hundred thousand (200,000) shares of TorreyPines common stock in return for a reduction of one half of one percent (0.5%) on the royalty to be paid under the Agreement on Net Sales (as defined in the Agreement) between $[***] and $[***] and a reduction of three percent (3%) on the royalty to be paid under the Agreement on Net Sales (as defined in the Agreement) over $[***]; and

WHEREAS, the parties desire to amend the Agreement in accordance with Section 11.4 of the Agreement in certain respects as set forth below.

NOW, THEREFORE, in consideration for the foregoing premises and the mutual covenants and conditions set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Amendment hereby agree as follows:

AMENDMENT

1. All references to “Neurogenetics, Inc.” and “Neurogenetics” in the Agreement are hereby replaced with “TPTX, Inc.” and “TPTX”, respectively.

2. Amendment of Section 3.1(b). Section 3.1(b) of the Agreement is hereby amended and restated in it entirety to read as follows:

“Milestone Payments from TPTX to Lilly. Within thirty (30) days of TPTX or its Permitted Sellers achieving a milestone event listed below with respect to a non-oral form of the Compound or Product, TPTX will notify Lilly in writing thereof and pay the below-specified non-creditable and non-refundable fees to Lilly by Federal Reserve electronic wire transfer in immediately available funds to an account designated by Lilly.

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

CONFIDENTIAL

Milestone Event	Payment
[***]	[***] Dollars ($[***])
[***]	[***] Dollars ($[***])
[***]	[***] Dollars ($[***])
[***]	[***] Dollars ($[***])
[***]	[***] Dollars ($[***])
[***]	[***] Dollars ($[***])
[***]	[***] Dollars ($[***])
[***]	[***] Dollars ($[***])

Additionally, TPTX will pay the following non-refundable milestone payments in dollar amounts payable according to the following schedule of events relating to an oral form of Compound or Product. TPTX will notify Lilly in writing thereof and pay the below-specified non-creditable and non-refundable fees to Lilly by Federal Reserve electronic wire transfer in immediately available funds to an account designated by Lilly:

Milestone Event	Payment
[***]	[***] Dollars ($[***])
[***]	[***] Dollars ($[***])
[***]	[***] Dollars ($[***])
[***]	[***] Dollars ($[***])
[***]	[***] Dollars ($[***])
[***]	[***] Dollars ($[***])

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

CONFIDENTIAL

If any milestone event is achieved with respect to Compound or Product and at such time any one or more of the milestone events previously listed has not been achieved with respect to Compound or Product, then at the time of the milestone payment for such achieved milestone event, TPTX shall pay to Lilly the previously listed and unpaid payments for such unmet milestone events, up to and including filing of an NDA in the US or its equivalent in Europe or Japan. Subsequent milestone event payments will be paid within thirty (30) days by TPTX to Lilly as such milestone events are achieved.”

3. Amendment of Section 3.1(c). Section 3.1(c) of the Agreement is hereby amended and restated in it entirety to read as follows:

“(c) Royalty Payments from TPTX to Lilly. TPTX shall pay Lilly a royalty on worldwide Net Sales of Product by Permitted Sellers during the Royalty Term as follows:

On that portion of Net Sales in a given Calendar Year that is:	Royalty rate
Less than $[***]	[***]%
Between $[***] and $[***]	[***]%
Over $[***]	[***]%

However, if during the Royalty Term Generic Competition occurs in a country in the Territory, then the royalty rates described above will each be decreased by [***] percentage points on Net Sales in such country from the Calendar Quarter where Generic Competition is first determined for so long as Generic Competition remains in such country.

TPTX shall pay royalties due under Section 3.1(c) concurrently with the remittance of the royalty report in accordance with Section 3.2. All amounts payable to Lilly under Section 3.1 shall be paid in U.S. dollars by Federal Reserve electronic wire transfer in immediately available funds to an account designated in writing by Lilly (unless otherwise instructed by Lilly in writing).”

4. Full Force and Effect. Except as modified by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

***Confidential Treatment Requested

6. Governing Law. This Amendment shall be governed by, interpreted and construed in accordance with the laws of the State of California, without regard to conflicts of law principles.

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date set forth in the first paragraph hereof.

TPTX, INC.		ELI LILLY AND COMPANY, INC.

By:	/s/ Evelyn Graham	By:	/s/ Gino Santini

Printed Name: Evelyn Graham		Printed Name: Gino Santini
Title:	Chief Executive Officer	Title:	Sr. VP, Corporate Strategy and Business Development